UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2010

PremierWest Bancorp
(Exact Name of Registrant as specified in its charter)

Oregon (State or other jurisdiction of incorporation)	000-50332 (Commission File Number)	93 - 1282171 (IRS Employer Identification No.)

503 Airport Road, Medford, Oregon 97504 Address of Principal Executive Office

Registrant's telephone number including area code     541-618-6003

(Former name or former address, if changed since last report)
Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01      Other Events.

On September 14, 2010, PremierWest Bancorp (the “Company”) issued a press release announcing that The NASDAQ Stock Market LLC (“Nasdaq”) has granted a time extension to comply with the $1.00 per share minimum bid price required for continued listing on The Nasdaq Capital Market, and that the extension provides the Company an additional 180 days ending March 10, 2011 to regain compliance. A copy of the press release is attached as Exhibit 99.1 to this Report, and is incorporated herein by reference in its entirety.

Item 9.01      Financial Statements and Exhibits.

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits. 99.1 Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 14, 2010	By:	PREMIERWEST BANCORP (Registrant) /s/ Michael D. Fowler Michael D. Fowler Executive Vice President and Chief Financial Officer